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                                                                    Exhibit 10.1

                     ESOP STOCK SALE AND EXCHANGE AGREEMENT

         This ESOP STOCK SALE AND EXCHANGE AGREEMENT (this "Agreement"), is dated as of July 22, 1998 by and among SIMMONS HOLDINGS, INC., a Delaware corporation ("Holdings"), SIMMONS COMPANY, a Delaware corporation (the "Company"), STATE STREET BANK & TRUST COMPANY, solely in its capacity as Trustee (the "Trustee") of the Simmons Company Employee Stock Ownership Trust (the "ESOT") and REM Acquisition, Inc., a Delaware corporation ("MergerCo").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the ESOT is, as of the date hereof, the record and beneficial owner of 5,663,721 shares of Series A Preferred Stock of the Company, of which 2,250,049 shares are, pursuant to the terms of the Simmons Company Employee Stock Ownership plan, as amended and restated effective January 17, 1989, and as further amended through the date hereof (the "ESOP"), allocated to the accounts of ESOP participants (such shares are referred to herein as the "Allocated Shares"), and 3,413,672 shares are, pursuant to the terms of the ESOP, not so allocated (such shares are referred to herein as the "Unallocated Shares" and together with the Allocated Shares, the "ESOP Shares");

         WHEREAS, MergerCo and Holdings entered into an Agreement and Plan of Merger, dated as of July 16, 1998 (as such agreement may be amended from time to time, the "Merger Agreement"), which is attached as Exhibit A hereto, pursuant to which MergerCo will be merged with and into Holdings, with Holdings being the surviving corporation (the "Merger"). Terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement;

         WHEREAS, pursuant to the Merger Agreement, the consummation and effectiveness of the Merger is conditioned in part upon the execution, delivery and performance of this Agreement;

         WHEREAS, the Trustee, as successor to NationsBank, N.A. (South), the Company and Holdings are parties to a 1996 Stockholders' Agreement dated as of March 22, 1996 (the "Stockholders' Agreement");

         WHEREAS, in connection with the consummation of the Merger, the parties hereto have agreed, effective as of the Closing hereunder, to terminate the Stockholders' Agreement and enter into a new stockholders' agreement substantially in the form of Exhibit B hereto (the "New Stockholders' Agreement") which, among other things, will provide the Trustee with certain rights with respect to the ESOP Shares;

         NOW THEREFORE, in consideration of the foregoing and the mutual premises, representatives, warranties, agreements and covenants set forth herein and in the Merger Agreement, MergerCo Holdings, the Company and the Trustee, each intending to be legally bound, hereby agree as follows:

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         1.       PURCHASE AND SALE OF THE ALLOCATED SHARES.

                  1.1.     PURCHASE AND SALE.

                           (a) Subject to the terms and conditions hereof, on
                  the Closing Date (as defined below), the Trustee shall sell (the "Sale") to MergerCo, and MergerCo shall purchase from the Trustee, all of the shares of Series A Preferred Stock to the Company that constitute Allocated Shares owned by the ESOT on the Closing Date (which number of shares shall be 2,250,049 shares), for a purchase price per share in cash of $ 7.1463 (the "Purchase Price"), which is equal to the price per share that would have been payable to the ESOP pursuant to the Merger Agreement with respect to a share of Series A Preferred Stock of the Company if, immediately prior to the Effective Time, that share had been converted into one share of Common Stock of the Company and exchanged for shares of Class C Common Stock of Holdings in accordance with the exchange ratio set forth in the Stockholders Agreement and had such shares of Class C Common Stock been converted into the right to receive the Cash Price pursuant to Section 3.1(c)(ii) of the Merger Agreement.

                           (b) Not less than 10 days prior to the Closing Date,
                  the Trustee and the Company shall notify MergerCo of the number of Allocated Shares and Unallocated Shares that the Trustee estimates will be outstanding at the Closing Date under the ESOP.

                  1.2.     CLOSING.

                           (a) Subject to the terms and conditions hereof, the
                  closing of the Sale shall take place immediately prior to the Effective Time of the Merger and at the same place as the closing of the Merger under the Merger Agreement (the time and date of the closing of the Sale shall be referred to herein as the "Closing Date").

                           (b) On the Closing Date, the Trustee shall deliver to
                  MergerCo one or more stock certificates representing the Allocated Shares to be purchased by MergerCo pursuant to
                  Section 1.1 in proper form for transfer, accompanied by appropriate stock powers duly executed in blank, together with any and all necessary documentary or transfer tax stamps duly affixed and cancelled and otherwise in form satisfactory to MergerCo.

                           (c) On the Closing Date, MergerCo shall deliver to
                  the Trustee the aggregate Purchase Price for the Allocated Shares sold pursuant to Section 1.1, in cash by wire transfer of immediately available funds to such bank account as the Trustee shall designate in writing to MergerCo at least two business days prior to the Closing Date.

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         2.       EXCHANGE OF THE UNALLOCATED SHARES.

                  2.1. EXCHANGE OF UNALLOCATED SHARES. Subject to the terms and conditions hereof, the Trustee shall exchange the shares of Series A Preferred Stock of the Company that constitute Unallocated Shares owned by the ESOT on the Closing Date (which, for this purpose is assumed to be approximately 3,413,672 shares) for, and Holdings shall issue to the Trustee in exchange therefor an aggregate of, 3,484,997 shares of Class C Stock of Holdings, which is the number determined in accordance with the exchange ratio for "Exchange Shares" set forth in Section 3.1(c) of the Stockholders' Agreement as if each Unallocated Share had been converted into one share of Common Stock of the Company and exchanged for Class C Stock of Holdings in accordance with the Stockholders Agreement and the Trustee hereby acknowledges that such Unallocated Shares shall be shares of Common Stock of Holdings and shall remain outstanding following the Merger (the "Exchange"). In connection therewith, the Trustee does hereby waive its right to be redeemed or to receive any cash consideration as Merger Consideration (as defined in the Merger Agreement) for any of the Unallocated Shares held thereby, and agrees that all such Unallocated Shares shall constitute "Rollover Shares" for all purposes in connection with the Merger.

                  2.2. CLOSING OF THE EXCHANGE. The closing of the Exchange shall take place, at the sole option of MergerCo, simultaneously with, immediately before, or immediately after, the closing of the Sale. MergerCo shall notify the Trustee two business days prior to the Closing Date of the order of occurrence of the Sale and Exchange. At such closing, the Trustee shall deliver to Holdings one or more stock certificates representing the Unallocated Shares in proper form for transfer, accompanied by appropriate stock powers duly executed in blank, together with any and all necessary documentary or transfer tax stamps duly affixed and cancelled and otherwise in form satisfactory to MergerCo, and Holdings shall deliver to the Trustee one or more certificates representing the Shares of Common Stock determined in accordance with Section 2.1.

         3. ADDITIONAL PURCHASE RIGHTS. Subject to the terms and conditions hereof, if all the conditions set forth in Section 8.1 are satisfied, provided that the condition set forth in Section 8.1.5(d) is not satisfied, then MergerCo shall have the right to purchase all but not less than all of the Unallocated Shares (which shall be Series A Preferred Shares) held by the Trustee and the Trustee shall be obligated to sell such shares to MergerCo, at the request of MergerCo, at the Purchase Price per share set forth in Section 1.1, and upon the same terms and conditions as set forth in Section 1 with respect to the Allocated Shares.

         4. REPRESENTATIONS AND WARRANTIES OF TRUSTEE. As an inducement to MergerCo to enter into this Agreement and to consummate the transactions contemplated hereby, the Trustee represents and warrants, as of the date hereof and as of the Effective Time, to MergerCo as follows:


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                  4.1.     AUTHORITY AND RELATED MATTERS.

                           (a) The Trustee has full legal right, power, capacity
                  and authority to execute and deliver this Agreement and all of the other instruments contemplated hereby, to consummate the transactions contemplated hereby (including the New Stockholders' Agreement) and by the Merger Agreement and to comply with the terms, conditions and provisions hereof and thereof. This Agreement is, and each other instrument of the Trustee contemplated hereby (including the New Stockholders' Agreement) will be, the legal, valid and binding obligation of the Trustee, enforceable against it in accordance with its terms.

                           (b) The ESOT is the record and beneficial owner of
                  5,663,721 shares of Series A Preferred Stock of the Company, of which 2,250,049 constitute Allocated Shares and 3,413,672 constitute Unallocated Shares. Except for this Agreement and the transactions contemplated hereby (including the New Stockholders' Agreement), and except as disclosed in the Merger Agreement or the Plan, there are no agreements, arrangements, warrants, options, puts, calls, rights, option or other employee benefit plans or other commitments or understandings of any character to which the ESOT is a party or by which any of its assets (including the ESOP Shares) is bound and relating to the issuance, sale, purchase, redemption, conversion, exchange, registration, voting or transfer of any ESOP Shares or other securities of Holdings or the Company. As of the Closing Date and subject to the Company's releasing the ESOP Shares from the Company's pledge agreement with the ESOT, the ESOP Shares to be sold to MergerCo will be transferred to MergerCo free of any preemptive or subscription rights and free and clear of all liens, claims, charges, security interests, mortgages, pledges, easements, conditional sales or other title retention agreements, defect in title, covenants or other encumbrances or restrictions of any kind (collectively, "Encumbrances").

                           (c) Neither the execution and delivery by the Trustee
                  of this Agreement or of any of the other instruments contemplated hereby to be executed by it (including the New Stockholders' Agreement), the consummation by the Trustee of any of the transactions contemplated hereby, nor compliance by the Trustee with or fulfillment by the Trustee of the terms, conditions and provisions hereof or thereof will:

                                    (i) conflict with, result in a breach of the
                           terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, amendment, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon, any of the assets or properties of the Trustee or the ESOT under any charter, by-laws, trust agreement, partnership agreement or certificate of partnership or other constitutive documents of the Trustee and the ESOT

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                           (including the ESOP), any note, instrument,
                           agreement, mortgage, lease, license, franchise, Governmental Permit (as defined in the Merger Agreement) or judgment, order, award or decree to which the Trustee or the ESOT is a party or by which the Trustee or the ESOT (provided that the Trustee makes no representation with respect to ERISA); or

                                    (ii) require the approval, consent,
                           authorization or act of, or the making by the Trustee of any declaration, filing or registration with, any third Person or any Governmental Body (as defined in the Merger Agreement).

                  4.2. NO FINDER. None of the Trustee, the ESOT, or any party acting on his or its behalf, has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement or the Merger Agreement, except that the Trustee has engaged Houlihan, Lokey, Howard and Zukin, Inc. ("HL") in connection with the transactions contemplated by this Agreement and the Merger Agreement.

                  4.3. ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Trustee, threatened, against the Trustee or the ESOT to consummate the transactions contemplated hereby or by the Merger Agreement.

                  4.4. FAIRNESS OPINION. On the date hereof, the ESOT has received the fairness opinion (the "ESOT Fairness Opinion") of HL to the effect that the consideration to be received by the ESOT for the ESOP Shares in connection with the transactions contemplated by this Agreement and the Merger is not less than fair value and that such transactions, considered as a whole, is fair to the ESOP from a financial point of view, and such opinion has not been withdrawn, qualified or otherwise modified.

                  4.5. INVESTMENT INTENT. The Trustee is exchanging the Unallocated Shares hereunder solely for its own account and with no intention of distributing or reselling the Unallocated Shares of any part thereof, or interest therein, in any transaction that would be in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other securities laws of the United States of America or any state thereof.

                  4.6. STATUS AS ACCREDITED INVESTOR. As the Closing Date, the Trustee will be an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act). The Trustee has such knowledge and experience in business and financial matters so that the Trustee is capable of evaluating the merits and risks of the Exchange and of the investment in Holdings. The Trustee understands the full nature and risk of an investment in Holdings. The Trustee further acknowledges that it has had access to the books and records of Holdings, is generally familiar with the business being conducted by Holdings and its subsidiaries and has had an opportunity to ask questions concerning Holdings and its subsidiaries; provided, however, that nothing herein shall affect the

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         representations and warranties of Holdings or the Company hereunder, any of the obligations of Holdings or the Company, or any the Trustee's rights under the other provisions of this Agreement. The Trustee acknowledges that none of MergerCo, Holdings, the Company nor any Affiliate thereof has made, or will make, and the Trustee has not relied upon, any representation or warranty, whether express or implied, of any character, except as expressly set forth herein.

         5. REPRESENTATIONS AND WARRANTIES OF MERGERCO. As an inducement to the Trustee to enter into this Agreement and to consummate the transactions contemplated hereby, MergerCo represents and warrants to the Trustee as follows:

                  5.1. ORGANIZATION. MergerCo is a corporation duly organized, legally existing and in good standing under the laws of the jurisdiction of its formation and has full corporate power and authority to own or lease and to operate and use its properties and assets and to carry on its business as now conducted.

                  5.2.     AUTHORITY.

                           (a) MergerCo has the requisite power and authority to
                  execute and deliver this Agreement and all of the other instruments contemplated hereby to be executed by it (including the New Stockholders' Agreement), to consummate the transactions contemplated hereby and to comply with the terms, conditions and provisions hereof. The execution, delivery and performance of this Agreement by MergerCo have been duly authorized and approved by all necessary corporate action on its behalf and do not require any further authorization or consent of MergerCo or its stockholders. This Agreement is, and each other instrument of MergerCo contemplated hereby to be executed by them (including the New Stockholders' Agreement) will be, the legal, valid and binding obligation of MergerCo, enforceable against MergerCo in accordance with their terms.

                           (b) Neither the execution and delivery of this
                  Agreement by MergerCo or any of the other instruments contemplated hereby, the consummation by MergerCo of any of the transactions contemplated hereby nor compliance by MergerCo with or fulfillment by MergerCo of the terms, conditions and provisions hereof will:

                                    (i) conflict with or result in a breach of
                           the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under the charter, or by-laws, or other constitutive documents of MergerCo or any note, instrument, agreement, mortgage, lease, license, franchise, Governmental Permit or judgment, order, award or decree to which any of its properties is subject, or by which MergerCo is bound; or

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                                    (ii) require the approval, consent,
                           authorization or act of, or the making by MergerCo of any declaration, filing or registration with, any third person or any Governmental Body, except as provided under the New Jersey Industrial Site Recovery Act or under the Hart Scott Rodino Act (the "H-S-R Act").

                  5.3. NO FINDER. Neither MergerCo nor any party acting on its behalf or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

                  5.4. ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding or investigation pending, or to the knowledge of MergerCo, threatened, against MergerCo which might adversely affect or restrict MergerCo's ability to consummate the transactions contemplated by this Agreement and the Merger Agreement.

                  5.5. COMMITMENT LETTERS. To the extent the financing under this Agreement or the Merger Agreement is to be provided by third parties, MergerCo has provided the Trustee with complete and correct copies of the commitment letters (the "Commitment Letters") relating to the provisions of such financing.

                  5.6. GOVERNMENTAL CONSENTS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority (other than filings pursuant to the H-S-R Act) is required to be made or obtained by MergerCo in connection with the execution, delivery and performance of this Agreement.

                  5.7. REPRESENTATIONS AND WARRANTIES. The representations and warranties of MergerCo under the Merger Agreement are true and correct as of the date thereof except for (i) representations and warranties that speak as of a specific date or time which need only be true and correct as of such date or time and (ii) representations and warranties which are not qualified by a Material Adverse Effect (as defined in the Merger Agreement) or otherwise by material adversity (which need be true and correct in all material respects only).

                  5.8. CERTAIN TRANSACTIONS OR ARRANGEMENTS. Except for arrangements and agreements previously disclosed to the Trustee or as expressly contemplated by this Agreement, the Commitment Letters and the Merger Agreement immediately following the Closing Date, neither MergerCo nor any of its respective affiliates will be, directly or indirectly, a party to any agreement, arrangement or understanding with Holdings or any of its subsidiaries.

         6. REPRESENTATIONS AND WARRANTIES OF HOLDINGS AND THE COMPANY. As an inducement to the Trustee to enter into this Agreement and to consummate the Exchange contemplated hereby, each of the Holdings and the Company hereby represent and warrant to the Trustee as and to the

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extent provided in Sections 4.1, 4.2, 4.4(a) (first three sentences only),
4.4(b) and 4.5 of the Merger Agreement.

         7.       COVENANTS

                  7.1. CERTAIN AGREEMENTS. Each of the parties hereto shall use his or its commercially reasonable best efforts to consummate the transactions contemplated by this Agreement and the Merger Agreement. Each party shall promptly notify the others of any action suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement. Each party shall promptly notify the other parties of any lawsuit, claim, proceedings or investigation that may be threatened, brought, asserted or commenced after the date hereof against Holdings, the Company or any Subsidiary that would have been required to be disclosed under Section 4.3, 5.4 or 6 hereof, and, in the case of any of the foregoing pending on the date hereof, of any material development in respect thereto. Each of the parties hereto, shall give prompt notice to the other parties of (a) any notice or other communication received by any such Person from any Governmental Body or third Person alleging that the consent of such Governmental Body or third Person is or may be required in connection with the transactions contemplated by this Agreement, (b) the occurrence of any event or circumstance which could have a Material Adverse Effect, and of which such party has knowledge, (c) the breach of any representation, warranty, covenant or other material agreement of any such party contained herein or (d) any amendments or supplements to, or waivers or consents under, the Merger Agreement; provided, however that notice of any such amendments, supplements, waivers or consents shall be given to the Trustee at least two business days prior to the adoption, granting or execution thereof.

                  7.2. GOVERNMENTAL FILINGS. The Trustee, Holdings, the Company and MergerCo shall cooperate with each other in filing any necessary applications, reports or other documents with any federal or state agencies, authorities or bodies (domestic or foreign) having jurisdiction with respect to this Agreement and the transactions contemplated hereby, and in seeking necessary consultation with and prompt favorably action by, including required consents of, any such agencies, authorities or bodies.

                  7.3. AGREEMENTS. The Company and the Trustee shall cooperate to amend, effective as of the Effective Time, the ESOP, the Trust Agreement and any other documents which MergerCo reasonably determines are made necessary or desirable to implement the transactions contemplated herein including, but not limited to, the following:

                           (a) The amendment of the Consolidated ESOP Loan
                  Agreement, dated March 22, 1996 (the "Loan Agreement"), and the Consolidated Pledge Agreement dated March 22, 1996 (the "Pledge Agreement"), to provide that $1,000,000 of the final repayment of principal with respect to that loan made by the Company to the

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                  ESOT as described in the Loan Agreement (the "ESOP Loan") will be extended through a date which is the earlier of:

                                    (i)  the seventh anniversary of the Closing
                           Date;

                                    (ii) the sale of all or substantially all of
                           the assets of the Company; the merger of Holdings or the Company with or into another person where Holdings or the Company, as applicable, is not the surviving entity; the sale in a single transaction or series of related transactions, of shares of common stock or Holdings or the Company, but not in the aggregate, representing 90% or more of such then outstanding common stock; or the liquidation or dissolution of Holdings or the Company; or

                                    (iii) a Holdings IPO (as defined in the New
                           Stockholders' Agreement)

                           (b) The amendment of the Loan Agreement to delete
                  Section 12 thereof.

                           (c) The amendment of the Loan Agreement and related
                  pledge agreement to provide for the release of the Unallocated Shares if sold pursuant to Section 3 or a substitution of the Common Stock of Holdings to be received in the Merger for the Unallocated Shares as collateral for the Loan if the Exchange is consummated.

                           (d) The amendment of the ESOP to delete the last
                  sentence of Section 5.04(f) thereof.

                           (e) With respect to shares of Common Stock
                  distributed to participants and "put" back to the Company or the Trust in accordance with statutory put rights, the addition of provisions that calculate the put price with reference to an enterprise value basis, without the application of any minority discounts.

                           (f) The amendment of the ESOP to include a provision
                  whereby the proceeds of the sale of the Allocated Shares by the ESOP as contemplated herein will be allocated to the Profit Sharing Component of Participants' Accounts (each as defined in the ESOP) and will not be available for, or be required to be invested in, stock of Holdings or of the Company.

         Notwithstanding the foregoing, no amendment to the ESOP, the Trust Agreement or any other document shall be made which would limit or eliminate the protections currently affecting the ESOT as to the circumstances under which the ESOP Loan may be declared in default; the limitation on the ability to use dividend payments made with respect shares of employer securities held by the ESOT to repay the ESOP Loan; and the general prohibitions on repaying the ESOP Loan using the

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proceeds of a sale of the assets of the suspense account. In addition, the suspense account shall remain in effect and amounts held therein will be continued to be invested in stock of Holdings.

                  7.4. INVESTIGATION OF HOLDINGS, THE COMPANY AND MERGERCO BY THE TRUSTEE. Holdings, the Company and MergerCo shall afford to the officers, employees and authorized representatives of the Trustee (including, without limitation, independent public accountants, attorneys, environmental consultants and engineers) reasonable access during normal business hours to the offices, properties, employees and business and financial records (including computer files, retrieval programs and similar documentation) of Holdings, the Company and MergerCo to the extent the Trustee shall reasonably deem necessary or desirable and shall furnish to the Trustee or its authorized representatives, such additional information concerning Holdings, the Company and MergerCo and their properties, assets, businesses and operations as shall be reasonably requested, including all such information as shall be necessary to enable the Trustee or its representatives to verify the accuracy of the representations and warranties contained in Section 6, to verify that the covenants of Holdings, the Company and MergerCo have been complied with, and to determine whether the conditions set forth in Section 8 have been satisfied. The Trustee covenants that such investigation shall be conducted in such a manner as not to interfere unreasonably with the operations of Holdings, the Company and MergerCo. No investigation by the Trustee or its representatives hereunder shall affect the representations and warranties of Holdings, the Company and MergerCo. Nothing in this section shall be interpreted so as to grant MergerCo the right to perform invasive or subsurface investigations of the properties.

         8.       CONDITIONS.

                  8.1. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUSTEE. The obligations of the Trustee to consummate the transactions contemplated by this Agreement shall, at its option, be subject to the satisfaction on or prior to the Closing Date, of the following conditions:

                       8.1.1 NO MISREPRESENTATION OR BREACH OF COVENANTS AND
                  WARRANTIES. There shall have been no material breach of covenants by MergerCo, Holdings or the Company in the performance of any of their covenants and agreements herein; each of the representations and warranties of MergerCo, Holdings and the Company contained to in this Agreement and of MergerCo contained in the Merger Agreement shall be true and correct as of the Closing Date as though made as of the Closing Date, except for (i) representations and warranties that speak as of a specific date or time which need only be true and correct as of such date or time, (ii) representations and warranties which are not qualified by Material Adverse Effect or otherwise by material adversity (which need be true and correct except for such inaccuracies as in the aggregate (together with the inaccuracies referred to in the following clause (iii)) would not have a Material Adverse Effect), (iii) representations and warranties which are qualified by Material Adverse Effect or otherwise by material adversity shall also be true and correct without regard to such qualification except for such inaccuracies

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                  as in the aggregate (together with the inaccuracies referred to in the preceding clause (ii)) would not have a Material Adverse Effect, (iv) the representations and warranties set forth in Section 4.2 shall be true and correct, and (v) changes therein specifically permitted by this Agreement and the Merger Agreement and there shall have been delivered to the Trustee a certificate to such effect, dated the Closing Date, and signed by the President or other senior executive officer of Merger Co., Holdings and the Company.

                       8.1.2 LITIGATION. At the Closing Date, there shall be no
                  injunction, restraining order or decree of any nature of any court or other Governmental Body of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions or other material obligations of the parties hereto as contemplated hereby, and no proceedings seeking any such relief or seeking material damages with respect to the transactions contemplated hereby shall be threatened or pending by any Governmental Body of competent jurisdiction.

                       8.1.3 MERGER AGREEMENT. The Merger Agreement shall not
                  have been terminated and shall be scheduled to be consummated immediately after the consummation of the Sale. In the event that following the consummation of the transactions contemplated by this Agreement, the Merger Agreement shall be terminated or the Merger shall not be consummated, all obligations of the Trustee hereunder shall cease and all actions taken by the Trustee under this Agreement (including amendments, waivers, exchanges or sales) shall be deemed void ab initio and the Trustee and each other party to this Agreement shall be restored to its legal, contractual and ownership position immediately prior to entering into this Agreement.

                       8.1.4 ADDITIONAL CONDITION WITH RESPECT TO THE SALE. The
                  Trustee's obligations to consummate the Sale shall be subject to the satisfaction of the additional condition that (i) the closing under the Sale be consummated concurrently immediately or before the closing under the Exchange (unless MergerCo shall have exercised its right to purchase all of the ESOP Shares as set forth under Section 1.3) and (ii) either the Exchange must occur or MergerCo must purchase the Unallocated Shares pursuant to, and subject to the terms and conditions set forth or referred to in, Section 1.3. In the event that notwithstanding the fact, that the conditions to the Sale shall be satisfied under this Agreement, the Trustee shall have determined that any conditions to the Exchange set forth in Section 8.1.5 of this Agreement shall not have been satisfied or MergerCo shall not have exercised its additional right, if applicable, to purchase all the Unallocated Shares as provided under Section 1.3, the Trustee's and MergerCo's obligation to consummate the Sale shall automatically be terminated and rescinded and the Trustee's actions with respect thereto (including amendments, waivers, exchanges or sales) shall be void ab initio and the Trustee and each other party to this Agreement shall be restored to its legal, contractual and ownership position immediately prior to entering into this Agreement.

                       8.1.5 ADDITIONAL CONDITIONS WITH RESPECT TO THE EXCHANGE.

                           The Trustee's obligations to consummate the Exchange
shall be subject to the satisfaction of the following additional conditions:

                           (a) at the Closing Date, each of the representations
                  and warranties of Holdings and the Company contained in the Merger Agreement shall be true and correct as of the Closing Date as though made as of the Closing Date, except for (i) representations and warranties that speak as of a specific date or time which need only be true and correct as of such date or time, (ii) representations and warranties which are not qualified by Material Adverse Effect or otherwise by material adversity (which need be true and correct except for such inaccuracies as in the aggregate (together with the inaccuracies referred to in the following clause (iii)) would not have a Material Adverse Effect), (iii) representations and warranties which are qualified by Material Adverse Effect or otherwise by material adversity shall also be true and correct without regard to such qualification except for such inaccuracies as in the aggregate (together with the inaccuracies referred to in the preceding clause (ii)) would not have a Material Adverse Effect and (v) changes therein specifically permitted by the Merger Agreement.

                           (b) the outstanding capital stock of the Surviving
                  Corporation following the consummation of the Merger under the Merger Agreement and the transactions contemplated hereby shall be as described in the Commitment Letters and the pro forma information delivered to the Trustee on July 20, 1998 by MergerCo and the Trustee shall have received a certificate of the Surviving Corporation signed by the President or any other senior executive officer of the Surviving Corporation setting forth the capitalization of the Surviving Corporation following the consummation of the Merger under the Merger Agreement and confirming that the price per share of Common Stock of MergerCo paid by the sole stockholder of MergerCo is not less than the implied price per share being paid by the Trustee for each share of Common Stock of Holdings in the Exchange.

                           (c) no amendment shall have been made to the Merger
                  Agreement that adversely affects the rights of the Trustee or the ESOT hereunder without the prior written consent of the Trustee.

                           (d) the Trustee shall not have determined that, due
                  to facts and circumstances arising after the date hereof, the consummation of the transactions contemplated hereby or by the Merger Agreement would constitute a "Prohibited Transaction" within the meaning of Section 4975 of the Code or Section 406 of

                  ERISA, such determination to be made in good faith, based upon consultation with the Trustee's financial advisor and legal counsel and consistent with the written opinion of the Trustee's legal counsel;

                           (e) The Trustee shall have received the legal
                  opinions, dated as of the Closing Date, of Jones, Day, Reavis & Pogue as counsel to the Company, and Ropes & Gray as counsel to MergerCo and the Surviving Corporation (as defined in the Merger Agreement), as applicable, with respect to the matters set forth on Exhibit I hereto, such opinions to be in form and substance reasonably satisfactory to the Trustee; and

                           (f) the indebtedness and other credit arrangements
                  incurred or made by Holdings or the Company shall be materially in the amount and on the terms provided to the Trustee in the Commitment Letters.

                       8.1.6 STOCKHOLDERS AGREEMENT. The parties thereto, other
                  than the Trustee on behalf of the ESOT and ESOP, shall have executed and delivered the Stockholders Agreement.

                  8.2. CONDITIONS PRECEDENT TO OBLIGATIONS OF MERGERCO. The obligations of MergerCo to consummate the transactions contemplated by this Agreement shall, at its option, be subject to the satisfaction on or prior to the Closing Date, of the following conditions:

                       8.2.1 NO MISREPRESENTATIONS OR BREACH OF COVENANTS AND
                  WARRANTIES. There shall have been no material breach of covenants by the Trustee, Holdings or the Company in the performance of any of their covenants and agreements herein; each of the representations and warranties of the Trustee, Holdings and the Company contained in this Agreement shall be true and correct as of the Closing Date as though made as of the Closing Date, except for (i) representations and warranties that speak as of a specific date or time which need only be true and correct as of such date or time, (ii) representations and warranties which are not qualified by materiality or Material Adverse Effect and which need be true and correct in all material respects only, and (iii) changes therein specifically permitted by this Agreement and the Merger Agreement; and there shall have been delivered to MergerCo a certificate to such effect, dated the Closing Date, and signed by the President or other senior executive officer of the Trustee, Holdings and the Company.

                       8.2.2 LITIGATION. At the Closing Date, there shall be no
                  injunction, restraining order or decree of any nature of any court or other Governmental Body of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions or other material obligations of the parties hereto as contemplated hereby, and no proceedings seeking any such relief or seeking material damages with respect to the transactions contemplated hereby shall be threatened or pending by any Governmental Body of competent jurisdiction.

                       8.2.3 MERGER AGREEMENT. The Merger Agreement shall not
                  have been terminated and shall be scheduled to be consummated immediately after the consummation of the Sales, and the conditions precedent to MergerCo's obligations under the Merger Agreement shall have been satisfied or waived and MergerCo shall have received such assurances to that effect as it may reasonably request. In the event that following the consummation of the transactions contemplated by this Agreement the Merger has not occurred, all obligations of MergerCo hereunder shall cease and all actions taken by MergerCo under this Agreement (including amendments, waivers, exchanges or sales) shall be deemed void ab initio and MergerCo and each other party to this Agreement shall be restored to its legal, contractual and ownership position immediately prior to entering into this Agreement.

                       8.2.4 ADDITIONAL CONDITIONS WITH RESPECT TO THE SALE.
                  MergerCo's obligations to consummate the Sale shall be subject to the satisfaction of the additional condition that the closing under the Sale be consummated concurrently with, immediately before, or immediately after the closing under the Exchange (unless MergerCo shall have exercised its right to purchase all of the ESOP Shares as set forth in Section 3). In the event that notwithstanding that fact that the conditions to he Sale shall be satisfied under this agreement, the Trustee shall have determined that any conditions to the Exchange set forth in Section 8.1.5 of this Agreement shall not have been satisfied or MergerCo shall not have exercised its additional right, if applicable, to purchase all the Unallocated Shares as provided under Section 3, the Trustee's and MergerCo's obligation to consummate the Sale shall automatically be terminated and rescinded and the Trustee's actions with respect thereto (including amendments, waivers, exchanges or sales) shall be void ab initio and the Trustee and each other party to this Agreement shall be restored to its legal, contractual and ownership position immediately prior to entering into this Agreement.

                       8.2.5 STOCKHOLDERS AGREEMENT. The Trustee, on behalf of the ESOP and ESOT, and Holdings shall have executed and delivered the Stockholders Agreement.

                  8.3. CONDITIONS PRECEDENT TO OBLIGATIONS OF HOLDINGS AND THE COMPANY. The obligations of Holdings and the Company to consummate the transactions contemplated by this Agreement shall, at their respective option, be subject to the satisfaction at or prior to the Closing Date, of the following conditions:

                       8.3.1 NO MISREPRESENTATIONS OR BREACH OF COVENANTS AND
                  WARRANTIES. There shall have been no material breach of covenants by the Trustee and MergerCo in the performance of any of their covenants and agreements herein; each of the representations and warranties of the Trustee and MergerCo contained in this Agreement shall be true and correct as of the Closing Date as though made as of the Closing Date, except for (i) representations and warranties that speak as of a specific date or time which need only be true and correct as of such date or time and (ii) representations and warranties which are not qualified Material Adverse Effect or otherwise by material adversity (which need be true and correct except for such inaccuracies as in the aggregate (together with the inaccuracies referred to in the following clause (iii)) would not have a Material Adverse Effect), (iii) representations and warranties which are qualified by Material Adverse Effect or otherwise by material adversity shall also be true and correct without regard to such qualification except for such inaccuracies as in the aggregate (together with the inaccuracies referred to in the preceding clause (ii)) would not have a Material Adverse Effect and (iv) changes therein specifically permitted by this Agreement and the Merger Agreement and there shall have been delivered to Holdings a certificate to such effect, dated the Closing Date, and signed by the President or other senior executive officer of the Trustee and MergerCo.

                       8.3.2 LITIGATION. At the Closing Date, there shall be no
                  injunction, restraining order or decree of any nature of any court or other Governmental Body of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions or other material obligations of the parties hereto as contemplated hereby, and no proceedings seeking any such relief or seeking material damages with respect to the transactions contemplated hereby shall be threatened or pending by any Governmental Body of competent jurisdiction.

                       8.3.3 MERGER AGREEMENT. The Merger Agreement shall not
                  have been terminated and shall be scheduled to be consummated immediately after the consummation of the Sale. In the event that following the consummation of the transactions contemplated by this Agreement, the Merger Agreement shall be terminated or the Merger shall not be consummated, all obligations of Holdings or the Company hereunder shall cease and all actions taken by Holdings or the Company under this Agreement (including amendments, waivers, exchanges, sales) shall be deemed void ab initio and Holdings, the Company and each other party to this Agreement shall be restored to its legal, contractual and ownership position immediately prior to entering into this Agreement.

         9.       ADDITIONAL CONSENTS.

                  9.1. CONSENT TO THE MERGER. The Trustee hereby consents to the terms of the Merger as set forth in the Merger Agreement, and acknowledges that such consent shall constitute a final and irrevocable waiver of any further rights that the Trustee may otherwise have pursuant to the Stockholders' Agreement as the same applies to the Merger.

         10.      GENERAL.

                  10.1. NON-SURVIVAL OF REPRESENTATIONS. Warranties and Agreements. All representations and warranties in this Agreement shall terminate at the earlier of (i) the consummation of the transactions contemplated hereby and (ii) the termination of this Agreement in accordance with Section 10.2. All covenants and agreements set forth in this Agreement shall survive in accordance with their terms.

                  10.2. TERMINATION. Anything contained in this Agreement to the contrary notwithstanding, this Agreement (i) may be terminated at any time prior to the Closing Date by the mutual consent of the parties hereto and (ii) shall terminate automatically upon the earlier termination of the Merger Agreement in accordance with section 9.1 thereof; provided, however, that if pursuant to the terms thereof, the Merger Agreement is amended by the parties thereof to extend its termination date beyond September 30, 1998, this Agreement may only be extended for the same period with the prior consent of the Trustee, which consent shall not be unreasonably withheld. In the event that this Agreement shall be terminated pursuant to this Section, all obligations of the parties under this Agreement (other than under this Section and Section 10.1) shall be terminated without liability or penalty on the part of any party or its officers or directors to any other party, other than may result from any willful and material breach by a party of this Agreement.

                  10.3. NOTICES. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made (a) five business days after being sent by registered or certified mail, return receipt requested, (b) upon delivery, if hand delivered, (c) one business day after being sent by prepaid overnight carrier with guaranteed delivery, with a record of receipt, or (d) upon transmission with confirmed delivery if sent by cable, telegram, facsimile or telecopy to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

                           (a)      If to MergerCo:

                                    REM Acquisition, Inc.
                                    c/o Fenway Partners, Inc.
                                    152 West 57th Street
                                    New York, New York  10019
                                    Attention:       Richard C. Dresdale
                                    Telecopy:        212-581-1205

                                    with copies to:

                                    Ropes & Gray

                                    One International Place
                                    Boston, Massachusetts 02110
                                    Attention:       Lauren I. Norton
                                    Telecopy:        617-951-7050

                           (b)      if to the Company:

                                    One Concourse Parkway Suite 600
                                    Atlanta, GA 30328
                                    Attention:       Zenon S. Nie
                                    Telecopy:        770-392-2565

                                    with copies to:

                                    (i)     Roger W.  Franklin
                                            (at the address listed above)

                                    and

                                    (ii)    Jones, Day, Reavis & Pogue
                                            3500 One Peachtree Center
                                            303 Peachtree Street NE
                                            Atlanta, GA 30308
                                            Attention:   Lizanne Thomas, Esq.
                                            Telecopy:    404-581-8330

                           (c)      if to Holdings:

                                    c/o Investcorp International, Inc.
                                    280 Park Avenue
                                    New York, NY 10017
                                    Attention:       Christopher I.  O'Brien
                                    Telecopy:        212-983-7073

                                    with a copy to:

                                    Gibson, Dunn & Crutcher LLP
                                    200 Park Avenue
                                    New York, NY 10166
                                    Attention:       Sean P.  Griffiths, Esq.
                                    Telecopy:        212-351-4035

                           (d)      if to the Trustee:

                                    State Street Bank & Trust Company
                                    Batterymarch Park III
                                    Three Pine Hill Drive
                                    Quincy, MA 02169
                                    Attn:   Kelly Q.  Driscoll
                                    Telecopy:        617-376-7313

                                    with a copy to:

                                    Kirkpatrick & Lockhart LLP
                                    1500 Oliver Building
                                    Pittsburgh, PA 15272
                                    Attention:       Charles R.  Smith, Esq.
                                    Telecopy:        412-355-6501

                  10.4. PARTIAL INVALIDITY. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in the case that any provision contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

                  10.5. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of the Trustee, Holdings and MergerCo.

                  10.6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with ERISA and the laws of the State of Delaware without regard to principles of conflicts of laws.

                  10.7. ASSIGNMENT: SUCCESSORS AND ASSIGNS. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that MergerCo may, without the prior written consent of the other parties, assign its rights hereunder (but, not its obligations) in whole or in part to one or more other special purpose entities formed for investment by MergerCo. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns, heirs, legatees, distributees, executors, administrators and guardians. Nothing in this Agreement, expressed or implied, is intended or shall be construed upon any Person any right, remedy or claim under or by reason of this Agreement.

                  10.8. TITLES AND HEADINGS. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. All references to"Sections" in this Agreement refer to Sections of this Agreement unless the context otherwise clearly indicates.

                  10.9. KNOWLEDGE. In each provision of this Agreement in which a representation or warranty is qualified to the "knowledge" of a Person or to the "best of the knowledge" of a person, unless otherwise stated in such provision, each such phrase means that the Person does not have actual knowledge after due investigation thereof of any state of facts which is different from the facts described in the warranty or representation.

                  10.10. ENTIRE AGREEMENT: AMENDMENTS. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. The parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement. Any such agreement shall be validly and sufficiently authorized for purposes of this Agreement if it is signed by the Trustee, MergerCo, Holdings and the Company.

                  10.11. WAIVERS. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No Waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

                  10.12. SPECIFIC PERFORMANCE. The parties acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore consent that the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issues by a court of competent jurisdiction. Such a remedy shall, however, not be exclusive, and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

                  10.13. STOCKHOLDER AGREEMENT. On or prior to the closing hereunder or under the Merger Agreement, Holdings shall not enter into any agreement with another stockholder of Holdings (other than the Trustee or the Principal Stockholder or a management stockholder) with provisions relating to tag-along rights and drag-along obligations and registration rights for resales of Common Stock of Holdings after the Closing Date that are more favorable to such stockholder than the rights and obligations of the Trustee under the Stockholders Agreement. For purposes of this Section 10.13 "Principal Stockholder" shall have the meaning set forth in the Stockholder Agreement.

                                        [ESOP Stock Sale and Exchange Agreement]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 22nd day of July, 1998.





SIMMONS HOLDINGS, INC., a
Delaware corporation


By:   /s/ Zenon S. Nie
   --------------------------------------------
          Name: Zenon S. Nie
          Title:  Chief Executive Officer


SIMMONS COMPANY, a Delaware corporation


By:   /s/ Zenon S. Nie
   --------------------------------------------
          Name: Zenon S. Nie
          Title:  Chief Executive Officer

STATE STREET BANK AND TRUST
COMPANY, AS TRUSTEE OF THE
SIMMONS COMPANY EMPLOYEE
STOCK OWNERSHIP TRUST


By:   /s/ Kelly Q. Driscoll
   --------------------------------------------
      Name: Kelly Q. Driscoll
      Title: Vice President

REM ACQUISITION, INC., a Delaware corporation


By:   /s/ Gregory P. Meredith
   --------------------------------------------
       Name: Gregory P. Meredith
       Title: Vice President

                                        [ESOP Stock Sale and Exchange Agreement]

                                    EXHIBIT I

Form of Legal Opinions

Pursuant to Section 8.1.5(e) of the Agreement, the Trustee shall receive legal opinions, dated as of the Closing Date, from Jones, Day, Reavis & Pogue, as counsel to the Company, __________, as counsel to Holdings and from Ropes & Gray as counsel to MergerCo and the Surviving Corporation, as applicable, subject to usual and customary qualifications and assumptions, with respect to the following matters.

         A. The Company:

            1. Each of the Company and Holdings has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own or lease its properties and to conduct its business as it is currently conducted.

            2. Except as set forth in the final sentence of this paragraph, the authorized capital stock and the number of shares of capital stock issued and outstanding of Holdings and the Company as of the date hereof and prior to the Closing Date are as set forth in the Agreement. To our knowledge, as of the date hereof all of the shares of capital stock of Holdings and the Company are duly and validly issued, fully paid and nonassessable, and free of any statutory preemptive rights. Except for the agreements disclosed or entered into in connection with the Agreement or referenced therein, to our knowledge neither Holdings nor the Company is a party to any agreement, arrangement, warrant, option, put, call, rights or other employee benefit plans, or other commitments or understandings, relating to the issuance, sale, purchase, redemption, conversion or exchange of any shares of capital stock of Holdings or the Company.

            We note that certificates representing ______ previously issued shares of the Company's capital stock have been lost or that such certificates have not been canceled in the stock records at the time of subsequent transfer of shares represented thereby. In expressing the foregoing opinions, we are not passing on the effect of the loss or non-cancellation of any such certificates.

            3. Each of Holdings and the Company has the corporate power and authority to execute, deliver and perform the terms and provisions of the Agreement, the Merger Agreement and the New Stockholders' Agreement (the "Transaction Documents") and each of Holdings and the Company has taken or caused to be taken all necessary corporate action to authorize the same.

            4. The Transaction Documents have been duly executed and delivered by each of Holdings and the Company.

                                        [ESOP Stock Sale and Exchange Agreement]

            5. Neither the execution and delivery by Holdings or the Company of the Transaction Documents nor the performance by Holdings or the Company of their respective obligations thereunder violates any provision of the Certificate of Incorporation or Bylaws of Holdings or the Company, each as amended and restated to date.

         B. MergerCo

            1. MergerCo has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own or lease its properties and to conduct its business as currently conducted.

            2. The authorized capital stock and the number of shares of capital stock issued and outstanding of MergerCo as of the date hereof and after giving effect to the Merger is ________________. To our knowledge, as of the date hereof, all of the shares of capital stock are duly and validly issued, fully paid and nonassessable, and free of any statutory preemptive rights.

            3. MergerCo has the corporate power and authority to execute, deliver and perform the terms and provisions of the Agreement and the New Stockholders' Agreement and any other agreement or document made pursuant thereto and they have taken or caused to be taken all necessary corporate action to authorize the same.

            4. Each Transaction Document to which MergerCo is a party has been duly executed and delivered by MergerCo.

            5. Neither the execution and delivery by MergerCo of the Transaction Documents, nor the performance by it of its obligations thereunder, violates any provision of the Certificate of Incorporation or Bylaws of MergerCo, or, to our knowledge, any agreement or other arrangement to which MergerCo is a party or by which its properties is bound.

            6. The Merger has been consummated and according to the records of Holdings ____ shares of Common Stock are held by the Trustee, which shares are duly authorized, validly issued and fully paid and non-assessable. The other shares held of record of Holdings are, to our knowledge, as set forth in the Agreement.